EXHIBIT 4.1

   NUMBER
         HIBBERT SPORTING GOODS                  SHARES
C

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

   COMMON STOCK                                                CUSIP 428565 10 5
                            SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that

is the owner of

FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF
                          HIBBETT SPORTING GOODS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Certificate of Incorporation of the Corporation and amendments thereto, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile seal of the corporation and the facsimile signatures of its truly authorized officers.

Dated:

[SEAL]                 Secretary                     President

                                 Countersigned and Registered:
                                        SUNTRUST BANK, ATLANTA
                                                Transfer Agent
                                                and Registrar

                                 By

                                                Authorized Officer

        The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common      UNIFORM GIFT MIN ACT-______Custodian______
                                                    (Cust)      (Minor)
TEN ENT  -  as tenants by the entireties           under Uniform Gifts to Minors

JT TEN   -  as joint tenants with right
            of survivorship and not as                          Act_____________
            tenants in common                                         (State)
      Additional abbreviations may also be used though not in the above list.

  For value received ..................... hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
- -----------------------------------------
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- --------------------------------------------------------........................

 ..............................................................................
  Please print or typewrite name and address including postal zip code of assignee

 ..............................................................................

 ..............................................................................

 ..........................................................................Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint..............................................

 ................................................................................
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ...............................

               ...........................................

        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

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